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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                                  May 22, 2003
                 Date of Report (Date of earliest event report)



                         CITIZENS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Kentucky                      0-20148                    61-1187135
(State of Incorporation)      (Commission file number)      (I.R.S. Employer
                                                             Identification No.)



               12910 Shelbyville Road, Louisville, Kentucky 40243
                    (Address of principal executive offices)



                                 (502) 244-2420
                         (Registrant's telephone number)



                                 Not Applicable
          (Former name of former address, if changed since last report)



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ITEM 7.  Financial Statements and Exhibits
                  (c) Exhibits (furnished pursuant to Item 12)

99.1     Earnings Press Release dated May 22, 2003



ITEM 9.  Regulation FD Disclosure
                  (Item 12.  Results of Operations and Financial Condition

                  The registrant's earnings press release dated May 22, 2003, reporting its first quarter 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K pursuant to the U.S. Securities and Exchange Commission's interim filing guidance as set forth in Release No. 33-8216.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CITIZENS FINANCIAL CORPORATION
                                                           Registrant
                                         BY:       /s/ Lane A. Hersman
                                                   -----------------------------
                                                   Lane A. Hersman
                                                   Executive  Vice President and
                                                   Chief Operating Officer

Date:  May 22, 2003

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                                                INDEX TO EXHIBITS

     Exhibit
      Number              Description
-------------------       ------------------------------------------------------
       99.1               Earnings Press Release dated May 22, 2003